NASDAQ: AWRE Aware, Inc.

Safe Harbor Statement Portions of this presentation contain forward-looking statements regarding future events and are subject to risks and uncertainties, such as estimates or projections of future revenue, earnings and non-recurring charges, the growth of the biometrics markets, and statements about Aware’s expected growth. Aware wishes to caution you that there are factors that could cause actual results to differ materially from the results indicated by such statements. Risk factors related to our business include, but are not limited to: i) our operating results may fluctuate significantly and are difficult to predict; ii) we derive a significant portion of our revenue from government customers, and our business may be adversely affected by changes in the contracting or fiscal policies of those governmental entities; iii) a significant commercial market for biometrics technology may not develop, and if it does, we may not be successful in that market; iv) we derive a significant portion of our revenue from third party channel partners; v) the biometrics market may not experience significant growth or our products may not achieve broad acceptance; vi) we face intense competition from other biometrics solution providers; vii) our business is subject to rapid technological change; viii) our software products may have errors, defects or bugs which could harm our business; ix) our business may be adversely affected by our use of open source software; x) we rely on third party software to develop and provide our solutions and significant defects in third party software could harm our business; xi) part of our future business is dependent on market demand for, and acceptance of, the cloud-based model for the use of software: xii) our operational systems and networks and products may be subject to an increasing risk of continually evolving cybersecurity or other technological risks which could result in the disclosure of company or customer confidential information, damage to our reputation, additional costs, regulatory penalties and financial losses; xiii) our intellectual property is subject to limited protection; xiv) we may be sued by third parties for alleged infringement of their proprietary rights; xv) we must attract and retain key personnel; xvii) our business may be affected by government regulations and adverse economic conditions; xviii) we may make acquisitions that could adversely affect our results; and xix) we may have additional tax liabilities. We refer you to the documents Aware files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our annual report on Form 10-K for the fiscal year ended December 31, 2023 and other reports and filings made with the Securities and Exchange Commission.

Biometrics Simplified Trusted Since 1993 We are a global biometric identity platform company that uses data science, machine learning, and artificial intelligence to address everyday business and identity challenges through biometric solutions.

Aware Balances Security and Customer Experience with our Identity-Centric Solutions. Cybersecurity Compliance Fraud Prevention Brand Experience Operational Efficiency Automation TYPICAL USE CASES Improving Your Business Results Through Biometrics

1. Marketsandmarkets Market drivers are universal across industry verticals. Consumer demand for convenience Need for business efficiencies Consumer biometric adoption New government regulations Instances of identity fraud Occurrence of data breaches At the Helm of a Growing Market Global biometric system market projected to grow to $82.9B by 2027, fueled by rising demands for enhanced security and robust identity verification.1 Global Biometric System Market Size is expected to grow from USD 42.9B in 2022 to USD 82.9B in 2027, at a CAGR of 14.1%. https://www.marketsandmarkets.com/Market-Reports/next-generation-biometric-technologies-market-697.html

Core Applications Enrollment Verification Authentication Identification Diverse Application Potential Positions Aware for Growth Aware’s offerings can address use cases across the entire global biometric system market. Aware is prioritizing select use cases and verticals for its next stage of growth. Aware’s Specific Focus Areas Government: North America – EMENA Law Enforcement Federal border and Personnel management Commercial: North America – LATAM – MENA Commercial Organizations in Gaming, Access Control, Online Certifications, Banking, and Financial Institutions Orchestration

Artificial Intelligence is Changing the Fraud Landscape To combat fraud, enhance cybersecurity, meet compliance and increase customer satisfaction, Aware is called upon to cross the boundaries and provide a solution, platform, framework or components. As Deepfakes Continue to Rise, the Need for Identity Verification is Skyrocketing The report analyzes 2M+ cases of identity fraud attempts from 224 countries/territories. All data is aggregated and anonymized. * Regions according to source. The Explosive Growth of AI-Powered Fraud Countries per region with biggest increases in deepfake-specific fraud cases from 2022 to 2023 (in %)* Source: Sumsub Identity Fraud report 2023

Navigating the Future of Biometric Security with Aware A Global Leader Positioned for Sustainable Growth A pioneer in transforming global security landscapes through biometric solutions. A 30-year legacy of innovation, trust, and market leadership in biometric technology. Serves prestigious clients across government, law enforcement, and commercial sectors worldwide. Positioned to capture significant market opportunities in a rapidly evolving digital Identity world. Committed to ethical, privacy-focused, and cutting-edge biometric authentication and identification solutions.

Undervalued Excellence Strong Financial Health & Compelling Value Proposition All numbers as of Mar. 31, 2024. $28.5M in Cash, Cash Equivalents & Marketable Securities $0 No Debt 38% Insider Ownership ~80 Patents & Numerous Trade Secrets 4 Cutting-Edge Technology Offerings 50+ Industry-Leading Technology Building Blocks (SDKs, APIs, etc.) 30+ Years in the Industry >90% Customer Retention Rate in 2023

FY20 $11.3 FY21 $16.9 FY22 $16.6 FY23 $18.2 (in millions) 2020 thru 2023 PERFORMANCE  15% Top Line Revenue CAGR 20% ARR & Recurring Revenue Growth > 90% Gross Margins FY23 HIGHLIGHTS: 14% Top Line Growth 23% ARR Growth 92% Gross Margins FOCUS MOVING FORWARD: Double Digit Growth & Profitability Increase ARR Gross margins > 90% 2020 New Recurring Revenue Strategy Implemented by Bob Eckel new CEO 2021 Products & Systems Retooled for ARR Aug. 2022 Craig Herman joined as CRO 2023 Partner Enablement Program Established Financial Foundation For Growth Growing top line revenue while converting to higher quality, recurring revenue and profitability

Setting the Standard in Biometrics: An Original Innovator

Distinguished from Competitors

Aware is leading the convergence of Identity, Biometrics, AI and Cybersecurity via an adaptive competitive methodology which senses and responds to **changing market needs** from **emerging** or **unexpected new challenges.**

- ✓ Customer-managed and integration-ready
- ✓ Full stack patented in-house technology that is hardware-agnostic
- ✓ Trusted provider that combines liveness and authentication, multi-modal automated biometric identification system, integration-ready middleware and biometric orchestration

TRUSTED BY:

20+ Countries

100+ Commercial Leaders

20+ Industry Partners

80+ Government Agencies

AWARD WINNING

TMCnet.com Cybersecurity Excellence 2020 · Global Infosec Awards Winner Cyber Defense Magazine 2021 · Big Innovation 2022 · Future Digital Awards

COMPLIANT

iBeta · NIST National Institute of Standards and Technology

CUTTING-EDGE

~80 U.S. & International Patents

AWARE

Aware, Inc. | NASDAQ: AWRE | © 2024

11

Accelerating Biometric Adoption: Leading Without Bias Aware is the Leader. Best-in-class at preventing bias in biometric technologies. One of the biggest hurdles of biometrics adoption in the US is a perception that biometric technology is inherently biased depending on race and gender. If there is bias—which there is for many competitors— technology adoption will be slowed. To drive adoption, it is essential to minimize bias. Aware is at the forefront of eliminating bias, as demonstrated in NIST testing and reported in the NIST FRTE (Mar. 2024 Report) and FATE (Sept. 2023 Report) results 4x The closest competitor to Aware has 4X more Bias in matching. Source: NIST-PAD FRTE Results (Mar. 2024 Report) MATCHING 2x The closest competitor to Aware has >2X more Bias in liveness detection. Source: NIST-PAD FATE Results (Sept. 2023 Report) LIVENESS

Aware's Innovation & Transformative Journey Transforming Industry with Biometrics Biometric Components & Frameworks Providing individual elements for customers to build their own solutions. PAST Customer Managed Workflow Biometric Solutions Provider  Transforming industry with sector-specific, pre-configured biometric solutions for common use cases.  FUTURE Large IT Integrators Government Focus Partners | VARs | OEMs | Large & Local IT Integrators | Direct Commercial & Government Focus Enabled Partner Ecosystem| Direct Commercial & Government Focus GTM EVOLUTION PRESENT Biometric Identity Platform Provider Enabling customers to configure for specific use cases with flexible deployment options. Aware provides our own pre-configured offerings as well as platforms for partners to build solutions. Core Biometric Tech Biometric ID Platform Targeted Biometric Solutions +Authentication workflows +IDV workflows

Aware's Biometric Identity Platform

Aware provides simplified biometric offerings that capture, enroll, identify, verify, authenticate and examine. Offerings are available as part of Aware's biometric identity platform, as frameworks or as individual components.



Secure Identity Solution
Verify | Enroll | Authenticate
Automated Biometric Identification System (ABIS)
Capture | Identify | Examine
Biometric Integration Hub
Integrate | Orchestrate | Store & Forward | Transform | Transact | Search
Biometric Microservices
Face | Finger | Voice | Iris | 1:1 | 1:N | X:N
Liveness | Data Formatting
Other Microservices
ID Verify | Sign | Print | Scan | Device Connect

Delivered through a **configurable, scalable platform** that services all aspects of biometrics, solutions can be built out **via a partner** or bought with **pre-configured, industry-specific workflows** and features. With on-prem or in-the-cloud deployment, Aware's offerings address **any use case** with identification, verification and authentication needs.

AWARE

Aware, Inc. | NASDAQ: AWRE | © 2024

14

Trusted to Solve Biometric Challenges on a Global Scale

International footprint with large and strategic commercial organizations and government departments

Example Customers & Partners Include:

GOVERNMENT

- Australian Department of Defense
- Bureau of ATF
- Canton-Stark County Crime Lab
- Corsight
- Intercede
- Leidos
- Kryptos
- Miami Valley
- Stanislaus County
- US Customs and Border Protection
- US Department of Defense
- Vancouver Airport Authority

COMMERCIAL

- 3M Canada
- AK Bank
- Avanza
- Axon
- Banco Daycoval
- Cal Unlimited Entertainment
- Datarain
- DVA
- GambitID
- Imply
- Imprivata
- ITI
- Latin ID
- Marquis Software
- NESC
- OpenPass
- XAYone
- Serban Biometrics
- Tek Chile
- Uqoud

TRUSTED BY:

All 3
Branches of U.S. Gov't.

60+
Partners

20+
Countries

20+
Financial Institutions

150+
Law Enforcement Agencies

Aware, Inc. | NASDAQ: AWRE | © 2024

15

Government sector: A large US department was able deploy a global web-based background check system leveraging Aware technology. This enabled govt employees to be onboarded faster and lower operating costs with no degradation in security level From Vision to Impact Real-World Success Stories of Aware's Biometric Solutions Across Diverse Industries Financial services: Leveraging Aware’s AI enabled liveness detection algorithms, a large bank in South America was able to reduce their fraud rate by over 85% and save over $2M USD annually. Commercial sector: Integrated biometrics with a leading gaming platform and large ecommerce platform. This reduced the onboarding friction for players and made it easier to add/remove funds while improving the customer experience. Law enforcement: Partnered with a leading police department in solving over 45 cold cases with advanced biometric analysis tools months after deployment. Positive impact on backlog and all future cases, substantially improving their closed case rate.

Defining Digital Transformation: Aware's Multifaceted Growth Strategy CUSTOMER BASE Cross-sell and upsell the strong customer base through targeted expansion strategies led by Customer Success. STRATEGIC M&A Identify and engage strategic acquisitions and collaborations to broaden capabilities and reach. PARTNER LEVERAGE Expand the Global Partner Ecosystem through new strategic partnerships with VARs, OEMs, and technology integrators. NEW MARKETS Enter new commercial markets and targeted use cases to diversify and strengthen revenue streams. TECHNICAL LEADERSHIP Address emerging security challenges and maintain technological leadership through R&D innovation. RECURRING REVENUE/SaaS OFFERINGS Improve predictability through continued emphasis on recurring revenue and conversion to SaaS offerings.

Invest in the Future Seizing the Aware Opportunity Amidst a World of Growing Digital Transformation Poised for sustainable ARR growth and profitability Financial foundation for growth Leverage strategic partnerships and continued direct success Continued innovation  Diverse catalysts  Aware represents a strategic investment in securing the digital future.

Secure the Future with Aware Explore Stay Informed Visit Follow Join Us on the Journey to Transform Industry with Biometrics Explore Partnerships: For those interested in exploring strategic partnerships, our doors are open to discuss how we can create mutual value. Stay Informed: Sign up for our newsletter The Biometric Scan to receive the latest updates. Visit Our Website: For a deeper dive into our products, technologies, and market insights, visit our official website at aware.com. Follow our Story: Follow an industry leader driven to improve business results through biometrics with proven technology and a focus on growth and profitability.

Aware 76 Blanchard Road, Suite 200 Burlington, Massachusetts 01803 Tel: (781) 687-0300 Email: ir@aware.com Gateway Investor Relations Tel: (949) 574-3860 Email: AWRE@gateway-grp.com

Appendix

CUSTOMER CASE STUDY:  LATAM Bank THE CHALLENGE  Experiencing a new, highly sophisticated form of attack that was penetrating the security layers it had in place. Needed to stop sky-rocketing rates of fraud.  THE SOLUTION Aware in-house R&D team implemented advanced technology enabling the detection preventing this type of attack.  The Aware team consulted on how to strengthen additional security layers in the system and R&D team continues to provide proactive technology improvements THE RESULTS They were able to reduce fraud by more than 85% over the course of 6 months, saving an estimated $2M USD annually in that time.

CUSTOMER CASE STUDY: Global Digital Identity Company THE CHALLENGE Need liveness but couldn’t find coverage for each type of interaction/deployment Needed many vendors to cover all needs.  THE SOLUTION Can use Aware’s technology or their own interface, depending on the use case. Consolidated to a single vendor for most touchpoints. THE RESULTS Dramatically reduced technology and operational expenses while improved speed to market

CUSTOMER CASE STUDY:  Workflow Management Provider THE CHALLENGE Onboarding new loan customers required customers to visit and sign a physical contract at a brick-and-mortar location.  Needed a user friendly remote or mobile capability  Needed to insure security level while improving the user experience THE SOLUTION Aware’s biometrics technology built into their app allowed for secure remote and mobile contracts The convenience of mobile contracts allowed for faster processing and more customers  THE RESULTS They were able to process 4x the number of loans—going from approx. 1M transactions per year to over 4M transactions per year.

CUSTOMER CASE STUDY:  US Government Department THE CHALLENGE Need to deploy a global web-based employee and contractor background check system that would not store any Personally Identifiable Information (PII) At the time there was no widely available system on the market which met their needs.  THE SOLUTION Deployment of Aware's technology to 4,300 sites worldwide. Aware was chosen due to their experience with govt agencies and leading-edge technology.  THE RESULTS The program was so effective in meeting the department’s security needs, it was also introduced at an adjacent government agency.

CUSTOMER CASE STUDY:  US Police Department THE CHALLENGE Necessity to solve more cold cases  No technology or bandwidth available in the market to effectively check existing evidence against new arrestee records.  THE SOLUTION Program developed to help new users effectively use Aware’s technology. Latent fingerprint and palm print matches. THE RESULTS More than 45 previously unsolved cold cases have been closed, positively impacting backlog and improving the closed case rate.